DOUBLELINE FUNDS TRUST

DoubleLine Total Return Bond Fund (Classes I and N)

DoubleLine Core Fixed Income Fund (Classes I and N)

DoubleLine Emerging Markets Fixed Income Fund (Classes I and N)

DoubleLine Multi-Asset Growth Fund (Classes A, C, I and N)

DoubleLine Low Duration Bond Fund (Classes I and N)

Supplement dated January 6, 2012 to Prospectuses and Statements of Additional Information for shares of the above-named Funds,

each dated July 25, 2011, as revised September 30, 2011 and as supplemented.

This Supplement updates certain information contained in the above-referenced documents. Please review this important information carefully.

Settlement of Litigation

The litigation with Trust Company of the West involving DoubleLine Funds Trust, DoubleLine Capital LP (the “Adviser”), and certain key employees of the Adviser described in the Prospectuses has been fully settled among the parties. Any references to the unresolved status of those claims in the Prospectuses and Statements of Additional Information should be disregarded.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DLPROSUPP